EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cambridge Capital Acquisition Corporation (the “Company”) on Form 10-Q, for the period ended March 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in this Report.

Date: May 15, 2014	/s/ Benjamin Gordon
Name: Benjamin Gordon
Title: Chief Executive Officer, Secretary, Treasurer, and Director

Date: May 15, 2014	/s/ Mitchell Gordon
Name: Mitchell Gordon
Title: President, Chief Financial Officer and Director